Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DaVita HealthCare Partners Inc. (the “Company”) on Form 10-K for the year ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Kent J. Thiry, Chief Executive Officer of the Company, certify, pursuant to 18.U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KENT J. THIRY
Kent J. Thiry Chief Executive Officer

February 26, 2016